Exhibit 10.1

ADDENDUM TO

FOURTH AMENDED AND RESTATED INDEPENDENT AGENCY AGREEMENT

THIS ADDENDUM TO FOURTH AMENDED AND RESTATED INDPENDENT AGENCY AGREEMENT (this “Addendum”) is entered into as of May 1, 2012 by and between NETSPEND CORPORATION, a Delaware corporation (“NetSpend”), and ACE CASH EXPRESS, INC., a Texas corporation (“Agent”).

WHEREAS, Agent and NetSpend have entered into that certain Fourth Amended and Restated Independent Agency Agreement, as amended as of the date hereof (the “Agreement”);

WHEREAS, in connection with the services provided by Agent under the Agreement, Agent desires to offer reload services with respect to NetSpend Cards (as defined in the Agreement) that bear a trademark of PayPal, Inc. (“PayPal Cards”); and

WHEREAS, Agent and NetSpend desire to enter into this addendum to the Agreement to amend and supplement the Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Addendum.   Upon the execution of this Addendum by both parties, this Addendum shall be attached to and form a part of the Agreement for all purposes. To the extent anything contained herein conflicts with or otherwise is different from the provisions of the Agreement, the terms hereof shall control.

2.     Agency.  Section 1 of the Agreement is hereby deleted and replaced in its entirety with the following:

“1.  Agency.

(a)   NetSpend hereby appoints Agent as its authorized agent to sell and reload NetSpend Cards as contemplated hereunder (the “Agent Services”) in those jurisdictions where NetSpend is licensed as a money transmitter (“Subject States”).  Agent acknowledges that, as an authorized agent of NetSpend in the Subject States, it may be engaged in the provision of money transmission services in connection with sale and/or reload of NetSpend Cards and as result agrees to be bound by the terms set forth in the schedule hereto titled “MTL Schedule” (the “MTL Schedule”). The Parties acknowledge and agree that NetSpend may, from time to time, unilaterally amend the MTL Schedule in the manner and to the extent that NetSpend may, in its reasonable discretion, deem necessary to comply with applicable law, at which time NetSpend shall communicate to Agent the content of any such amendment (by e-mail or otherwise) and the effective date thereof.

(b)   The Parties acknowledge and agree that in those jurisdictions that are not Subject States and where a money transmitter license is required for Agent to sell and reload NetSpend Cards (the “Non-Subject States”), Agent shall perform the Agent Services as an agent of an Issuing Bank pursuant to the authority granted by such Issuing Bank under the Bank Agreement.

(c)   The agency authority granted herein is solely for the benefit of Agent only, and may not be subcontracted or delegated by Agent to any sub-agent or other third party without the written consent of NetSpend.

(d)   Agent will comply with the Risk Management and Compliance Guidelines provided to Agent by NetSpend, as may be modified by NetSpend from time to time (the “Guidelines”), including requirements included therein regarding (i) the merchandizing and display of NetSpend Cards at Stores, (ii) the posting of such signs or other notifications at Stores as NetSpend may request from time to time as required under applicable law and (iii) the implementation of NetSpend’s identity theft prevention program.  Agent will ensure its employees are adequately trained to comply with the Guidelines.

(e)   NetSpend acknowledges and agrees that it is, and shall at all times remain, the “provider of prepaid access” (as such term is defined under 31 CFR 1010.100, or any successor provision) with respect to the ACE/NetSpend Cards.  NetSpend shall (i) obtain and maintain all records related to an ACE/NetSpend Card that may be required pursuant to 31 CFR 1022.210(d)(1)(iv), 31 CFR 1022.420, or any successor provisions, and (ii) at all times comply with the requirements set forth under 31 CFR 1022.380.”

3.     PayPal Card Reloads.  With respect to fees payable to Agent under the Agreement based on funds loaded onto NetSpend Cards at Agent stores, funds loaded onto PayPal Cards at Agent stores shall be excluded from such calculation.

4.     Other Terms of Agreement.  Except as amended by this Addendum, the Agreement remains in effect in accordance with its terms as heretofore amended or supplemented by the parties.

5.  Miscellaneous.  This Addendum shall be governed by, construed in accordance with, and enforced under the laws of the State of Texas without regard to its conflicts of law principles.  This Addendum may be executed in counterparts, each of which shall be an original, but all of which shall constitute one, and the same, document. Signatures of the parties may be exchanged by facsimile, and such facsimile signature pages shall be deemed originals in all respects.

[SIGNATURE PAGE FOLLOWS]

©2010 NetSpend Corporation (Addendum to Independent Agency Agreement – PayPal Card Reloads and MTL Schedule)

CONFIDENTIAL

IN WITNESS WHEREOF, each of the parties has entered into this Addendum as of the date first above written.

AGENT:

ACE CASH EXPRESS, INC.

By:	/s/ Allen Klose
(Signature of Authorized Officer)

Allen Klose
(Print Name of Authorized Officer)

EVP CMO
(Title of Officer)

NETSPEND:

NETSPEND CORPORATION

By:	/s/ Trevor Erxleben
Name:	Trevor Erxleben - SVP
Title:

2

MTL SCHEDULE

ALASKA

1.     Operate in full compliance with the Alaska Uniform Money Services Act and any policies and procedures provided to Agent by NetSpend in connection with same. Alaska Stat. § 06.55.301(a).

2.     Remit all money owing to NetSpend under the terms of the contract between NetSpend and Agent. Alaska Stat. § 06.55.301(b).

3.     Cease to provide money services as an authorized delegate of NetSpend upon notice by the Alaska Department of Commerce, Community and Economic Development that NetSpend’s money service license is suspended and/or revoked. Alaska Stat. § 06.55.301(c).

4.     Not provide money services outside the scope of activity permissible under the contract between Agent and NetSpend. Alaska Stat. § 06.55.30(d).

5.     Hold in trust for the benefit of NetSpend all money, net of fees, received from money transmission. Alaska Stat. § 06.55.301(d).

6.     Not use a sub-delegate to conduct money services on behalf of NetSpend. Alaska Stat. § 06.55.301(e).

7.     Consent to an on-site examination by the Alaska Department of Commerce, Community, and Economic Development. Alaska Stat. § 06.55.401(a).

8.     File with the Alaska attorney general all reports required by federal currency reporting, record keeping, and suspicious transaction reporting requirements as set out in 31 U.S.C. 5311, 31 C.F.R. 103, and other federal and state laws pertaining to money laundering. Alaska Stat. § 06.55.406(a).

9.     Not disclose to another person financial information, defined to include a consumer’s social security number, taxpayer identification number, account number, credit card account number, debit card account number, personal identification number, payment instrument number, or access code, provided to NetSpend or Agent by such consumer except when, and only to the extent that, the disclosure is (1) authorized in writing by the consumer; (2) required by federal, state, or local law; (3) required by an order issued by a court or an administrative agency; or (4) part of the money services transaction ordered by the consumer. Alaska Stat. § 06.55.407(d)-(e).

10.  Display a sign at each location where Agent provides money services under the Alaska Uniform Money Services Act. The sign shall be displayed at all times in full view of persons visiting the location and shall give the Alaska Department of Commerce, Community and Economic Development’s address and telephone number for receiving calls regarding complaints and other concerns about NetSpend and/or Agent. Alaska Stat. § 06.55.810(b)-(c).

ARIZONA

1.     Display at each location a notice in a form prescribed by the Arizona Superintendent of Financial Institutions that indicates that Agent is an authorized delegate of NetSpend under Title 6, Chapter 12 of the Arizona Code. A.R.S. § 6-1207(c).

2.     Comply with the operating policies and procedures provided by NetSpend to Agent to enable compliance with the provisions of Title 13, Chapter 23 and Title 6, Chapter 12 of the Arizona Code and any rules adopted thereunder. R.S. § 6-1208(B).

3.     Immediately cease to operate as a delegate of NetSpend upon notice of the revocation or suspension of NetSpend’s money transmitter license. A.R.S. § 6-1208(C).

4.     Hold in trust for the benefit of NetSpend all monies received from the sale or delivery of NetSpend’s payment instruments or monies received for transmission. A.R.S. § 6-1209(B).

5.     Be subject to examination at the discretion of the Arizona Superintendent of Financial Institutions. A.R.S. § 6-1209(C).

6.     Preserve its records for at least five years after making the final entry on any transaction and keep any other records required by the Arizona Superintendent of Financial Institutions. A.R.S. § 6-1213(B).

7.     Ensure that every payment instrument sold by Agent bears the name of NetSpend and a unique consecutive number clearly stamped or imprinted on it. A.R.S. § 6-1215(A).

8.     For every transaction that involves the receipt of money, maintain written records, including (i) the name of NetSpend, (ii) the street address of the location where the money was received, (iii) the name and street address of the consumer if reported to Agent, (iv) the approximate date of the transaction, (v) the name or other information of the employee of Agent who may have conducted the transaction, and (vi) the amount of the transaction, for a period of five years from the date of the transaction. A.R.S. § 6-1215(B).

ARKANSAS

1.     Operate in full compliance with the Arkansas Uniform Money Services Act and any policies and procedures provided to Retailer by NetSpend in connection with same. A.C.A. § 23-55-501(b).

2.     Remit all money owing to NetSpend under the terms of the contract between NetSpend and Retailer. A.C.A. § 23-55-501(c).

3.     Cease to provide money services as an authorized delegate of NetSpend upon notice that the money service license is suspended or revoked. A.C.A. § 23-55-501(d).

4.     Not provide money services outside the scope of activity permissible under the contract between Retailer and NetSpend. A.C.A. § 23-55-501(e).

5.     Hold in trust for the benefit of NetSpend all money, net of fees, received from money transmission. A.C.A. § 23-55-501(e).

6.     Not use a sub-delegate to conduct money services on behalf of NetSpend. A.C.A. § 23-55-501(e).

7.     Submit to an on-site examination by the Arkansas Securities Commissioner. A.C.A. § 23-55-601(a).

8.     File with the securities Arkansas Securities Commissioner all reports required by federal currency reporting, record keeping, and suspicious transaction reporting requirements as set out in 31 U.S.C. 5311, 31 C.F.R. 103, and other federal and state laws pertaining to money laundering. A.C.A. § 23-55-606(a).

9.     Ensure that the name and mailing address or telephone number of NetSpend is provided to the consumer in connection with each money transmission or currency exchange transaction. A.C.A. § 23-55-608(a).

10.  Display prominently in a form and in a medium prescribed by the Arkansas Securities Commissioner a notice that states or contains the following information: (i) the name, mailing address, and telephone number of Retailer, (ii) a statement that Retailer is an agent conducting business on behalf of NetSpend under Title 23, Subtitle 2, Chapter 55 of the Arkansas Code, (iii) the name, mailing address, and telephone number of NetSpend, (iv) a statement directing consumers with complaints to contact the Arkansas State Securities Department, and (v) the current mailing address and telephone number of the Arkansas State Securities Department. A.C.A. § 23-55-608(a)-(b).

COLORADO

1.     Require each of its employees who perform money transmission services to either (i) understand and sign a form, promulgated by the Colorado Banking Board and containing a notice of the contents of Colo. Rev. Stat. 18-18-408 and other state and federal laws regarding money laundering, affirming knowledge of the money laundering laws prior to the employee performing such services or (ii) receive training that covers the money laundering laws within thirty days before the employee performs such services. Colo. Rev. Stat. 12-52-203(2)(a).

2.     Maintain a record of each employee along with the signed notice or evidence of training on money laundering laws so long as the employee provides such money transmission services. The records may be maintained in an electronic or digital format that reproduces the signature on the documents by the Agent. Colo. Rev. Stat. 12-52-203(2)(b).

3.     Not knowingly employ a person to perform money transmission services who has been convicted of or plead guilty or nolo contendere to the offenses in Article 5 of Title 18 of the Colorado Revised Statutes or in Colo. Rev. Stat. 18-18-408; a felony in the selling or issuing of exchange or in money transmission; a felony involving a financial institution; or an equivalent crime outside Colorado. Colo. Rev. Stat. 12-52-205(2).

CONNECTICUT

1.     Submit to examination by the Connecticut Banking Commissioner. Conn. Gen. Stat. § 36a-605

2.     From the moment of receipt, hold the proceeds of a sale or delivery of NetSpend’s Connecticut payment instruments in trust for the benefit of NetSpend on behalf of NetSpend. Conn. Gen. Stat. § 36a-607(3).

DELAWARE

1.     Ensure that every check, defined to include any instrument for the transmission or payment of money, bears the name of NetSpend clearly imprinted thereon. 5 Del. C. § 2313(a).

DISTRICT OF COLUMBIA

1.     Submit to and pay all reasonable costs for an on-site examination of Agent by the Commissioner of the Department of Insurance, Securities, and Banking. D.C. Code § 26-1013(b).

2.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Commissioner of the Department of Insurance, Securities, and Banking. D.C. Code § 26-1017(a).

3.     Engage in money transmission strictly in accordance with the written procedures provided to Agent by NetSpend. D.C. Code § 26-1017(b).

4.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent, but not to exceed a remittance time of 30 calendar days, as doing so may result in liability by Agent or NetSpend for treble damages. D.C. Code § 26-1017(c) and CDCR 26A-2212.1.

5.     Consent to inspection by the Commissioner of the Department of Insurance, Securities, and Banking, with or without prior notice to Agent, of the books and records of Agent when the Commissioner of the Department of Insurance, Securities, and Banking has a reasonable basis to believe that Agent is not in compliance with this Title 26, Chapter 10 of the District of Columbia Code.  D.C. Code § 26-1017(d).

6.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancelation of such contract and further disciplinary action by the Commissioner of the Department of Insurance, Securities, and Banking. D.C. Code § 26-1017(e).

7.     Ensure all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or for transmission, from the time such funds are received by Agent until such time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. D.C. Code § 26-1017(f).

8.     Report to NetSpend the theft or loss of payment instruments within 24 hours from the time Agent knew or should have known of the theft or loss. D.C. Code § 26-1017(g).

FLORIDA

1.     Report to NetSpend, immediately upon discovery, the theft or loss of currency received for a transmission or payment instrument. Fla. Stat. § 560.2085(2)(b)1.

2.     Display a notice to the public that Agent is the authorized vendor of NetSpend. Fla. Stat. § 560.2085(2)(b)2.

3.     Remit all amounts owed to NetSpend for all transmissions accepted and all payment instruments sold in accordance with the Agreement between Agent and NetSpend. Fla. Stat. § 560.2085(2)(b)3.

4.     Hold in trust all currency or payment instruments received for transmissions or for the purchase of payment instruments from the time of receipt by Agent until the time the transmission obligation is completed. Fla. Stat. § 560.2085(2)(b)4.

5.     Not commingle the money received for transmissions accepted or payment instruments sold on behalf of NetSpend with the money or property of Agent, except for making change in the ordinary course of Agent’s business, and ensure that the money is accounted for at the end of the business day. Fla. Stat. § 560.2085(2)(b)5.

6.     Consent to examination or investigation by the Florida Office of Financial Regulation. Fla. Stat. § 560.2085(2)(b)6.

7.     Adhere to the applicable state and federal laws and rules pertaining to a money services business. Fla. Stat. § 560.2085(2)(b)7.

8.     Provide such other information or disclosure as may be required by Applicable Law. Fla. Stat. § 560.2085(2)(b)8.

9.     Maintain all books, accounts, documents, files, and information necessary for determining compliance with Title 33, Chapter 560 of the

10.  Florida Regulation of Trade, Commerce, Investments, and Solicitations Code and related rules for five (5) years unless a longer period is required by other state or federal law. Fla. Stat. § 560.1105.

11.  Not receive or possess any property, except in payment of a just demand, and, with intent to deceive or defraud, to omit to make or to cause to be made a full and true entry thereof in its books and accounts, or to concur in omitting to make any material entry thereof. Fla. Stat. § 560.111(1)(a).

12.  Not embezzle, abstract, or misapply any money, property, or thing of value belonging to the money services business or consumer with intent to deceive or defraud. Fla. Stat. § 560.111(1)(b).

13.  Not make any false entry in its books, accounts, reports, files, or documents with intent to deceive or defraud another person, or with intent to deceive the Florida Office of Financial Regulation, any appropriate regulator, or any authorized third party appointed by the Florida Office of Financial Regulation to examine or investigate the affairs of the money services business or Agent. Fla. Stat. § 560.111(1)(c).

14.  Not engage in an act that violates 18 U.S.C. 1956, 18 U.S.C. 1957, 18 U.S.C. 1960, 31 U.S.C. 5324, or any other law, rule, or regulation of another state or the United States relating to a money services business which may cause the denial or revocation of a money services business license or the equivalent in that jurisdiction. Fla. Stat. § 560.111(1)(d).

15.  Not file with the Florida Office of Financial Regulation, sign as a duly authorized representative, or deliver or disclose, by any means, to the Florida Office of Financial Regulation or any of its employees any examination report, report of condition, report of income and dividends, audit, account, statement, file, or document known by it to be fraudulent or false as to any material matter. Fla. Stat. § 560.111(1)(e).

16.  Not place among the assets of a money services business or Agent any note, obligation, or security that the money services business or Agent does not own or is known to be fraudulent or otherwise worthless, or to represent to the Florida Office of Financial Regulation that any note, obligation, or security is the property of the money services business or Agent and is genuine if it is known to be fraudulent or otherwise worthless. Fla. Stat. § 560.111(1)(f).

17.  Comply with all state and federal laws and rules relating to the detection and prevention of money laundering, including, as applicable, Fla. Stat. § 560.123, and 31 C.F.R. 103.20, 103.22, 103.23, 103.27, 103.28, 103.29, 103.33, 103.37, and 103.41. Fla. Stat. § 560.1235(1).

18.  Maintain an anti-money laundering program in accordance with 31 C.F.R. 103.125. The program must be reviewed and updated as necessary to ensure that the program continues to be effective in detecting and deterring money laundering activities. Fla. Stat. § 560.1235(2).

19.  Provide each consumer with a toll-free telephone number for the purpose of contacting NetSpend or Agent or, in lieu of a toll-free telephone number, provide the address and telephone number of the Florida Office of Financial Regulation. Fla. Stat. § 560.128(1).

GEORGIA

1.     Display prominently in the premises where checks, money orders, or other instruments are issued and sold a certificate in prescribed form indicating that such sales or transmissions are licensed under the Georgia Sale of Check Act or in lieu of the foregoing, have all window decals and other advertising material relative to the sale of checks or money services available within Georgia bear the legend “LICENSED BY THE GEORGIA DEPARTMENT OF BANKING AND FINANCE” in letters at least one-quarter inch high. Ga. Comp. R. & Regs. r. 80-3-1-.01(3).

2.     Transmit proceeds received from the sale of checks or money transmission, net of fees charged and retained by the Agent, by such means as NetSpend shall require within five (5) business days from the date of sale or issuance unless more frequent remittance is required by the Georgia Department of Banking and Finance or NetSpend. Ga. Comp. R. & Regs. r. 80-3-1-.01(6).

3.     Be subject to the filing requirements for large currency transactions as prescribed in O.C.G.A. Article 11 of Title 7. Ga. Comp. R. & Regs. r. 80-3-1-.04(1).

IDAHO

1.     Not authorize sub-representatives without the written consent of the Idaho Director of the Department of Finance. Idaho Code § 26-2918(2).

2.     Be subject to supervision and regulation by the Idaho Director of the Department of Finance. Idaho Code § 26-2918(3).

3.     Consent to inspection by the Idaho Director of the Department of Finance, with or without prior notice, of the books and records of Agent when the director has a reasonable basis to believe that the Agent is in violation of the provisions of Title 26, Chapter 29 of the Idaho Code. Idaho Code § 26-2918(4) and Idaho Code § 26-2914(1).

4.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract and further disciplinary action by the Idaho Director of the Department of Finance. Idaho Code § 26-2918(5).

5.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Idaho Director of the Department of Finance. Idaho Code § 26-2919(1).

6.     Transmit money strictly in accordance with NetSpend’s written procedures provided to Agent. Idaho Code § 26-2919(2).

7.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent. Idaho Code § 26-2919(3).

8.     Ensure all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time the funds are received by Agent until the time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. Idaho Code § 26-2919(4).

9.     Report to NetSpend the theft or loss of payment instruments within twenty-four (24) hours from the time Agent knew or should have known of such theft or loss. Idaho Code § 26-2919(5).

IOWA

1.     Operate in full compliance with Title XIII, Subtitle 2, Chapter 533C, Article 4 of the Iowa Code and any policies and procedures provided to Agent by NetSpend in connection with same. Iowa Code § 533C.401(2).

2.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent. Iowa Code § 533C.401(3).

3.     Upon notice of suspension or revocation NetSpend’s money transmitter license, immediately cease to provide money services as a delegate of NetSpend. Iowa Code § 533C.401(4).

4.     Not provide money services outside the scope of activity permissible under the contract between Agent and NetSpend, except activity in which the Agent is licensed to engage under Title XIII, Subtitle 2, Chapter 533C, Article 2 or 3. Iowa Code § 533C.401(5).

5.     Hold in trust for the benefit of NetSpend all money, net of fees, received from money transmission. Iowa Code § 533C.401(5).

6.     Consent to examination by the Superintendent of Banking for the State of Iowa at any time, without notice, if the Superintendent of Banking for the State of Iowa has reason to believe that the Agent is engaging in an unsafe or unsound practice or has violated or is violating Title XIII, Subtitle 2, Chapter 533C or a rule adopted or an order issued under same. Iowa Code § 533C.501(2).

7.     File all reports required by federal currency reporting, recordkeeping, and suspicious activity reporting requirements as set forth in 31 U.S.C. § 5311—5330, and 31 C.F.R. § 103.11—103.170.   Iowa Code § 533C.506.

KENTUCKY

1.     Consent to examination or investigation by the Executive Director of the Kentucky Office of Financial Institutions, whether or not prior notice is given to Agent, of the books, records, and business operations of Agent. KRS § 286.11-027(4).

2.     File with the Executive Director of the Kentucky Office of Financial Institutions all reports by federal currency reporting, recordkeeping, and suspicious transaction reporting requirements as set forth in the Bank Secrecy Act, 31 U.S.C. secs. 5311 to 5332, 31 C.F.R. pt. 103, and other federal and state laws pertaining to money laundering, for every transaction in this state and maintain a copy of such reports in compliance with KRS 286.11-029. KRS § 286.11-031(1).

3.     Operate in full compliance with Title XXV, Chapter 286, Subtitle 11 of the Kentucky Code, rules promulgated thereunder, and any order issued by the Executive Director of the Kentucky Office of Financial Institutions pursuant to same. KRS § 286.11-035(2).

4.     Not authorize sub-agents. KRS § 286.11-035(3).

5.     Remit all money legally due to NetSpend in accordance with the terms of the written contract between NetSpend and Agent. KRS § 286.11-035(4) and KRS § 286.11-037(3).

6.     Be subject to regulation by the Executive Director of the Kentucky Office of Financial Institutions. KRS § 286.11-035(5).

7.     Not make any fraudulent statements or misrepresentations to NetSpend or to the Executive Director of the Kentucky Office of Financial Institutions. KRS § 286.11-037(1).

8.     Conduct all money transmissions, or sale, or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. KRS § 286.11-037(2).

9.     Act only as authorized under the contract with NetSpend. KRS § 286.11-037(4).

10.  Ensure all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time the funds are received by Agent until such time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. KRS § 286.11-037(5).

11.  Report to NetSpend the theft, forgery, or loss of payment instruments within twenty-four (24) hours from the time Agent knew of the theft, forgery, or loss. KRS § 286.11-037(6).

LOUISIANA

1.     Hold in trust from the moment of receipt the proceeds of a sale or delivery of NetSpend’s checks or money collected for transmittal. La. R.S. 6:1048.

2.     Not commingle the proceeds of a sale or delivery of NetSpend’s checks or money collected for transmittal with customer’s own property or funds, except to use the funds in the ordinary course of its business for the purpose of making change. La. R.S. 6:1048.

MAINE

1.     Not authorize sub-delegates without the written consent of the Superintendent of Consumer Credit Protection within the Department of Professional and Financial Regulation. 32 M.R.S. § 6117(2).

2.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Superintendent of Consumer Credit Protection within the Department of Professional and Financial Regulation. 32 M.R.S. § 6118(1).

3.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. 32 M.R.S. § 6118(2).

4.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and the Agent as failure to do so may result in liability of Agent to NetSpend for three times NetSpend’s actual damages. 32 M.R.S. § 6118(3).

5.     Consent to inspection by the Superintendent of Consumer Credit Protection within the Department of Professional and Financial Regulation, with or without prior notice, of the books and records of Agent when the Superintendent of Consumer Credit Protection within the Department of Professional and Financial Regulation has a reasonable basis to believe that Agent is in noncompliance with this Title 2, Chapter 80, Subchapter 1 of the Maine Code. 32 M.R.S. § 6118(4).

6.     Act only as authorized under the contract with NetSpend and Agent as failure to do so may result in cancelation of such contract and further disciplinary action by the Superintendent of Consumer Credit Protection within the Department of Professional and Financial Regulation. 32 M.R.S. § 6118(5).

7.     Ensure that all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time the funds are received by Agent until the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. 32 M.R.S. § 6118(6).

8.     Report to NetSpend the theft or loss of payment instruments within 24 hours from the time NetSpend knew or should have known of the theft or loss. 32 M.R.S. § 6118(7).

MARYLAND

1.     Display prominently at each location open to the public a notice in at least 48-point type that states the following:

“The Commissioner of Financial Regulation for the State of Maryland will accept all questions or complaints regarding authorized delegate of NetSpend at [insert address of Commissioner], phone [insert toll-free phone number of the Commissioner].” Md. Financial Institutions Code Ann. § 12-410(E)(2).

2.     Not authorize sub-agents or sub-delegates without written consent of the Commissioner of Financial Regulation for the State of Maryland. Md. Financial Institutions Code Ann. § 12-413(2).

3.     Be subject to supervision, examination, and regulation by the Commissioner of Financial Regulation for the State of Maryland. Md. Financial Institutions Code Ann. § 12-413(3).

4.     Operate in full compliance with the policies and procedures provided to Agent by NetSpend. Md. Financial Institutions Code Ann. § 12-413(c).

5.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Commissioner of Financial Regulation for the State of Maryland. Md. Financial Institutions Code Ann. § 12-414(a).

6.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s operating procedures provided to Agent. Md. Financial Institutions Code Ann. § 12-414(b).

7.     Remit all funds owed to NetSpend in accordance with the terms of the contract between NetSpend and Agent, but not later than 48 hours after the next regular business day after Agent receives the proceeds from a money transmission. Md. Financial Institutions Code Ann. § 12-414(c) and §12-418(b).

8.     Ensure that all funds received by Agent from the sale of a payment instrument, less fees, shall constitute trust funds belonging to NetSpend from the time the funds are received by Agent until the time when the funds are remitted to NetSpend. Md. Financial Institutions Code Ann. § 12-414(d)(1).

9.     Report to NetSpend the theft or loss of a payment instrument within 24 hours after the theft or loss. Md. Financial Institutions Code Ann. § 12-414(e).

MICHIGAN

1.     Operate in compliance with the Michigan Money Transmission Services Act and any policies and procedures provided by NetSpend to Agent with respect to same. MCL § 487.1033(1).

2.     Remit all money owing to NetSpend in accordance with the terms of the agreement between NetSpend and Agent. MCL § 487.1033(2).

3.     Upon receipt of notice from NetSpend or Commissioner of the Michigan Office of Financial and Insurance Services that NetSpend’s money transmitter license has been suspended or revoked, immediately cease providing money transmission services as an authorized delegate of NetSpend. MCL § 487.1033(3).

4.     Not provide money transmission services outside the scope of activity permissible under the agreement between Agent and NetSpend, except activity in which Agent is otherwise authorized to engage. MCL § 487.1033(4).

5.     Hold all money received from providing money transmission services, reduced by any fees owed to Agent by NetSpend, in escrow for the benefit of NetSpend. MCL § 487.1033(4).

6.     Not make any fraudulent or false statement or misrepresentation to a consumer or NetSpend or to the Commissioner of the Michigan Office of Financial and Insurance. MCL § 487.1034(1).

7.     Perform money transmission services lawfully and in accordance with NetSpend’s operating policies and procedures provided to Agent. MCL § 487.1034(2).

8.     Hold all funds received by Agent from the sale of a payment instrument, less fees, in trust for NetSpend from the time the funds are received by Agent until the time the funds are remitted to NetSpend. MCL § 487.1034(3).

9.     Report to NetSpend the theft or loss of a payment instrument within 24 hours after the theft or loss. MCL § 487.1034(5).

MINNESOTA

1.     Not authorize sub-delegates without the written consent of the Minnesota Commissioner of Commerce. Minn. Stat. § 53B.20(2).

2.     Acknowledge that NetSpend is subject to supervision and regulation by the Minnesota Commissioner of Commerce and that as a part of that supervision and regulation, the Minnesota Commissioner of Commerce may require NetSpend to cancel its contract with Agent.  Minn. Stat. § 53B.20(3).

3.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Minnesota Commissioner of Commerce. Minn. Stat. § 53B.219(a).

4.     Conduct its money transmission activities in a safe and sound manner. Minn. Stat. § 53B.21(b).

5.     Cooperate with an investigation conducted by the Minnesota Commissioner of Commerce under Chapter 538.20 of the Minnesota Banking Code by providing any relevant information in its possession that the Minnesota Commissioner of Commerce cannot reasonably obtain from another source. Minn. Stat. § 53B.21(c).

6.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract. Minn. Stat. § 53B.21(d).

7.     Ensure that all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, constitute trust funds owned by and belonging to NetSpend from the time the funds are received by Agent until the time when the funds or an equivalent amount are remitted by Agent to NetSpend. Minn. Stat. § 53B.21(e).

MISSISSIPPI

1.     Display prominently on the Agent’s premises, where same may be readily viewed by prospective clients or purchasers, a printed certificate signed by an authorized official of NetSpend setting forth in bold letters the names of NetSpend and Agent and stating that NetSpend holds a valid and existing license issued by the Commissioner of Banking and Consumer Finance of the State of Mississippi under Title 75, Chapter 15 of the Mississippi Sale of Checks Law and that Agent is a duly authorized agent of NetSpend. Miss. Code Ann. § 75-15-17.

2.     Not appoint a sub-agent to conduct money transmission. Miss. Code Ann. § 75-15-17.

3.     At the point Agent ceases to be an agent of a NetSpend, immediately cease displaying its agent’s appointment certificate and immediately surrender same to NetSpend. Miss. Code Ann. § 75-15-23.

4.     Ensure that any check, which includes stored value cards, sold by Agent on behalf of NetSpend shall bear the name of NetSpend. Miss. Code Ann. § 75-15-23.

5.     Not directly or indirectly conduct its own money transmission business and shall not be, continue to be, or become an officer, director, stockholder, employee, or Agent of any other NetSpend, licensed under the Mississippi Money Transmitters Act. Miss. Code Ann. § 75-15-23.

MISSOURI

1.     Upon demand, transfer and deliver to NetSpend the proceeds of the sale of NetSpend’s checks less the fees, if any, due Agent. § 361.720 R.S.Mo.

NEBRASKA

1.     Ensure that every check sold by Agent, on behalf of NetSpend, bears the name of NetSpend clearly imprinted thereon. R.R.S. Neb. § 8-1011.

NEW HAMPSHIRE

1.     Conspicuously post an authorized delegate registration notice, issued by the New Hampshire Banking Department for each location where the business of money transmission is to be conducted other than NetSpend’s principal place of business, at each of Agent’s offices within New Hampshire. RSA 399-G:9.

2.     Consent to examination by the New Hampshire banking department. RSA 399-G:13(II).

3.     Comply with NetSpend’s requirements pertaining to education, training, monitoring, and periodic inspection designed to inform Agent of its responsibilities, consistent with the Bank Secrecy Act and the requirements to file reports required by federal law. RSA 399-G:13(II-a).

NEW JERSEY

1.     Pay for the costs of examination or investigation by New Jersey Commissioner of Banking and Insurance of Agent’s operations unless stated otherwise in the Appointment Agreement. N.J. Stat. § 17:15C-11(c).

2.     Provide any reports required by the New Jersey Commissioner of Banking and Insurance, under penalty of perjury or otherwise, concerning Agent’s business conducted pursuant to the license issued to NetSpend under the New Jersey Money Transmitters Act. N.J. Stat. § 17:15C-12.

3.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the New Jersey Commissioner of Banking and Insurance. N.J. Stat. § 17:15C-18(a).

4.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. N.J. Stat. § 17:15C-1(b).

5.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent as failure to remit within the time presented shall result in liability of Agent to NetSpend for three times NetSpend’s actual damages. N.J. Stat. § 17:15C-18(c).

6.     Consent to inspection by New Jersey Commissioner of Banking and Insurance, with or without prior notice to Agent, of the books and records of Agent whenever the New Jersey Commissioner of Banking and Insurance has a reasonable basis to believe that the Agent is not in compliance with the New Jersey Money Transmitters Act. N.J. Stat. § 17:15C-18(d).

7.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract and further disciplinary action by the New Jersey Commissioner of Banking and Insurance. N.J. Stat. § 17:15C-18(e).

8.     Ensure that all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time the funds are received by Agent until that time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. N.J. Stat. § 17:15C-18(f).

9.     Report to NetSpend the theft or loss of payment instruments within 24 hours from the time Agent knew or should have known of that theft or loss. N.J. Stat. § 17:15C-18(g).

10.  Comply with the provisions of 31 C.F.R. s.103.11 et seq. and P.L.1994, c.121 (C.2C:21-23 et seq.). N.J. Stat. § 17:15C-18(h).

11.  Conduct all business governed by the New Jersey Money Transmitters Act in the name of NetSpend. N.J. Stat. § 17:15C-18(i).

NORTH CAROLINA

1.     Consent to an on-site examination by the Commissioner of Banks of the State of North Carolina of Agent’s operations, without prior notice, and agree to pay all reasonably incurred costs of the examination. N.C. Gen. Stat. § 53-208.15(b).

2.     Not authorize sub-delegates without the written consent of the Commissioner of Banks of the State of North Carolina. N.C. Gen. Stat. § 53-208.19(2).

3.     Post a certificate in public view at each location and that states the following: “Money transmission on behalf of NetSpend Corporation is conducted at this location pursuant to the Money Transmitters Act.” N.C. Gen. Stat. § 53-208.19(4).

4.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Commissioner of Banks of the State of North Carolina. N.C. Gen. Stat. § 53-208.2(a).

5.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. N.C. Gen. Stat. § 53-208.20(b).

6.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent as failure to remit all money owing to NetSpend within the time presented shall result in liability of Agent to NetSpend for three times NetSpend’s actual damages. N.C. Gen. Stat. § 53-208.2(c).

7.     Consent to inspection by the Commissioner of Banks of the State of North Carolina, with or without prior notice, of the books and records of Agent when the Commissioner of Banks of the State of North Carolina has a reasonable basis to believe that Agent is not in compliance with Chapter 53, Article 16A of the North Carolina Code. N.C. Gen. Stat. § 53-208.20(d).

8.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract and further disciplinary action by the Commissioner of Banks of the State of North Carolina. N.C. Gen. Stat. § 53-208.20(e).

9.     Ensure that all funds, less fees, received by Agent from the sale or delivery of a payment instrument or stored value issued by NetSpend or received by Agent for transmission constitutes, trust funds owned by and belonging to NetSpend, from the time the funds are received by Agent until the time when the funds or an equivalent amount are remitted by Agent to NetSpend. N.C. Gen. Stat. § 53-208.20(f).

10.  Report to NetSpend the theft or loss of payment instruments within 24 hours from the time it knew or should have known of the theft or loss. N.C. Gen. Stat. § 53-208.20(g).

11.  Prominently post the certificate of authority specified in N.C. Gen. Stat. § 53-208.19 at each location at which it conducts licensed activities in North Carolina. N.C. Gen. Stat. § 53-208.20(h).

12.  Maintain at its office a record of the disposition of all checks received from NetSpend. The record shall contain an accounting of all proceeds from those checks paid to NetSpend and all proceeds due to NetSpend. 4 N.C.A.C. 3F.0601(b).

NORTH DAKOTA

1.     Consent to an on-site examination by the Commissioner of the North Dakota Department of Financial Institutions without prior notice to Agent in the event that Commissioner of the North Dakota Department of Financial Institutions has a reasonable basis to believe that Agent is in noncompliance with Title 13, Chapter 13-09 of the North Dakota Century Code. N.D. Cent. Code, § 13-09-13(2).

2.     Pay all reasonably incurred costs of an on-site examination by the Commissioner of the North Dakota Department of Financial Institutions. N.D. Cent. Code, § 13-09-13(2).

3.     Not authorize sub-delegates without the written consent of the Commissioner of the North Dakota Department of Financial Institutions. N.D. Cent. Code, § 13-09-15(2).

4.     Not make a fraudulent or false statement or misrepresentation to NetSpend or to the Commissioner of the North Dakota Department of Financial Institutions. N.D. Cent. Code, § 13-09-16(1).

5.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. N.D. Cent. Code, § 13-09-16(2).

6.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent. N.D. Cent. Code, § 13-09-16(3).

7.     Consent to inspection by the Commissioner of the North Dakota Department of Financial Institutions, with or without prior notice to Agent. N.D. Cent. Code, § 13-09-16(4).

8.     Act only as authorized under the contract with NetSpend and Title 13, Chapter 13-09 of the North Dakota Code as failure to do so may result in cancellation of such contract and further disciplinary action by the Commissioner of the North Dakota Department of Financial Institutions. N.D. Cent. Code, § 13-09-16(5).

9.     Ensure all funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time such funds are received by Agent until such time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. N.D. Cent. Code, § 13-09-16(6).

OHIO

1.     Not perform accounting, verification, or reconciliation of transmissions completed or bank statements for NetSpend. ORC Ann. 1315.02(B).

2.     Satisfy its duties and responsibilities, as described in this Agreement, regarding money or its equivalent received from persons located in Ohio for transmission by NetSpend. ORC Ann. 1315.11(1).

3.     Satisfy its duties and responsibilities, as described in this Agreement, regarding instruments, devices, or processes used by NetSpend to transmit money. ORC Ann. 1315.11(2).

4.     Satisfy its duties and responsibilities, as described in this Agreement, with regard to compliance with laws regulating money transmission activities. ORC Ann. 1315.11(3).

5.     Keep separate money or its equivalent received for transmission by NetSpend and not commingle same with other money or receipts. ORC Ann. 1315.11(D)(1).

6.     Ensure that all money or its equivalent, less fees, that is received by Agent for transmission by NetSpend, from the time received until remitted to NetSpend, constitutes funds owned by and belonging to NetSpend and is impressed with a trust for the benefit of the person from which the money or its equivalent is received. ORC Ann. 1315.11(D)(1). Ensure that all money or its equivalent, less fees, that is received by Agent for transmission by NetSpend, from the time received until remitted to NetSpend, constitutes funds owned by and belonging to NetSpend and is impressed with a trust for the benefit of the person from which the money or its

OREGON

1.     Consent to an on-site examination by the Oregon Director of the Department of Consumer and Business Services of the principal place of business of Agent, without prior notice to Agent, if the Oregon Director of the Department of Consumer and Business Services has a reasonable basis to believe that Agent is in violation of any provision of ORS 717.200 to 717.320, 717.900 and 717.905. ORS § 717.255(2).

2.     Operate pursuant to an express written contract between Agent and NetSpend. ORS § 717.270.

3.     Not authorize sub-delegates without the written consent of the Director of the Department of Consumer and Business Services. ORS § 717.270(2).

4.     Be subject to supervision and regulation by the Oregon Director of the Department of Consumer and Business Services. ORS § 717.270(3).

5.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Director of the Department of Consumer and Business Services. ORS § 717.275(1).

6.     Conduct all money transmission activities strictly in accordance with NetSpend’s written procedures provided to Agent. ORS § 717.275(2).

7.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent as failure to remit within the time prescribed shall result in liability of Agent to NetSpend for three times NetSpend’s actual damages. ORS § 717.275(3).

8.     Consent to the inspection by Oregon Director of the Department of Consumer and Business Services, with or without prior notice to Agent, of the books and records of Agent when the Oregon Director of the Department of Consumer and Business Services has a reasonable basis to believe that Agent is not in compliance with ORS §§ 717.200 to 717.320, 717.900 and 717.905. ORS § 717.275(4).

9.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract and further disciplinary action by the Oregon Director of the Department of Consumer and Business Services. ORS § 717.275(5).

10.  Ensure all funds, not including fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend, or received by Agent for transmission, shall constitute trust funds owned by and belonging to NetSpend during the period beginning when the funds are received by Agent and ending when the funds or an equivalent amount are remitted by Agent to NetSpend. ORS § 717.275(6).

11.  Report to NetSpend the theft or loss of payment instruments within 24 hours from the time Agent first knows of the theft or loss. ORS § 717.275(6).

PENNSYLVANIA

1.     Ensure that every transmittal instrument sold by Distributor bears the name of NetSpend clearly imprinted thereon. 7 P.S. § 6111(b).

2.     Clearly indicate the name of NetSpend in a sign publicly displayed in the Distributor’s place of business issuing and selling transmittal instruments. 10 Pa. Code § 19.6(b).

RHODE ISLAND

1.     Consent to investigation by the Rhode Island Department of Business Regulation or its designee(s), at any time, of the Agent’s business, books, accounts, records and files used therein. R.I. Gen. Laws § 19-14-23(a).

2.     Ensure that every check or electronic money transfer sold by Agent on behalf of NetSpend bears the name of NetSpend clearly imprinted on it.  R.I. Gen. Laws § 19-14.3-3

SOUTH DAKOTA

1.     Consent to an on-site examination by the Director of the South Dakota Division of Banking, without prior notice, if the Director of the South Dakota Division of Banking has a reasonable basis to believe that Agent is in not in compliance with Title 51A, Chapter 51A-17-28. S.D. Codified Laws § 51A-17-28.

2.     Consent to pay all reasonably incurred costs of an on-site examination by the Director of the South Dakota Division of Banking. S.D. Codified Laws § 51A-17-28.

3.     Not authorize sub-delegates without the written consent of the Director of the South Dakota Division of Banking. S.D. Codified Laws § 51A-17-31(2).

4.     Be subject to supervision and regulation by the Director of the South Dakota Division of Banking. S.D. Codified Laws § 51A-17-31(3).

5.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Director of the South Dakota Division of Banking. S.D. Codified Laws § 51A-17-32(1).

6.     Conduct all money transmission or sale or issuance of payment instrument activities strictly in accordance with NetSpend’s written procedures provided to Agent. S.D. Codified Laws § 51A-17-32(2).

7.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent as failure to remit all money owing to NetSpend within the time presented will result in liability of Agent to NetSpend for NetSpend’s actual damages. S.D. Codified Laws § 51A-17-32(3).

8.     Consent to inspection by the Director of the South Dakota Division of Banking, with or without prior notice, of the books and records of Agent if the Director of the South Dakota Division of Banking has a reasonable basis to believe that Agent is not in compliance with Title 51A, Chapter 51A-17-28. S.D. Codified Laws § 51A-17-32(4).

9.     Act only as authorized under the contract with NetSpend as failure to do so may result in cancellation of such contract and further disciplinary action by the Director of the South Dakota Division of Banking. S.D. Codified Laws § 51A-17-32(5).

10.  Ensure any funds, less fees, received by Agent from the sale or delivery of a payment instrument issued by NetSpend or received by Agent for transmission, from the time such funds are received by Agent until such time when the funds or an equivalent amount are remitted by Agent to NetSpend, constitute trust funds owned by and belonging to NetSpend. S.D. Codified Laws § 51A-17-33.

11.  Report to NetSpend the theft or loss of payment instruments and stored value within twenty-four hours from the time Agent knew or should have known of such theft or loss. S.D. Codified Laws § 51A-17-34.

TEXAS

1.     Consent to the jurisdiction of the courts of Texas for all actions arising under Title 3, Subtitle E, Chapter 151 of the Texas Finance Code. Tex. Finance Code § 151.106.

2.     Comply with the policies and procedures in place by NetSpend to ensure that Agent is in compliance with applicable federal and state law. Tex. Finance Code § 151.402(b)(1).

3.     Consent to a reasonable risk-based background investigation by NetSpend to determine whether Agent has complied with applicable state and federal law. Tex. Finance Code § 151.402(b)(3).

4.     Certify that it is familiar with and agrees to fully comply with all applicable state and federal laws, rules, and regulations pertaining to money transmission, including Title 3, Subtitle E, Chapter 151 of the Texas Finance Code and rules adopted thereunder, relevant provisions of the Bank Secrecy Act and the USA PATRIOT ACT, and Title 3, Subtitle Z, Chapter 271 of the Texas Finance Code. Tex. Finance Code § 151.402(c)(3).

5.     Remit and handle money and monetary value in accordance with Title 3, Subtitle E, Chapter 151, Sections 151.403(b) and (c) of the Texas Finance Code. Tex. Finance Code § 151.402(c)(4).

6.     Impose a trust on money and monetary value received in accordance with Title 3, Subtitle E, Chapter 151, Section 151.404 of the Texas Finance Code. Tex. Finance Code § 151.402(c)(5).

7.     Prepare and maintain records as required by Title 3, Subtitle E, Chapter 151 or a rule adopted thereunder, including but not limited to 7 TACT 33.35, or as reasonably requested by the Banking Commissioner of Texas. Tex. Finance Code § 151.402(c)(6).

8.     Consent to examination or investigation by the Banking Commissioner of Texas. Tex. Finance Code § 151.402(c)(7).

9.     Acknowledge that NetSpend is subject to regulation by the Banking Commissioner of Texas and that, as part of that regulation, the Banking Commissioner of Texas may suspend or revoke an authorized delegate designation or require NetSpend to terminate an authorized delegate designation. Tex. Finance Code § 151.402(c)(8).

10.  Acknowledge receipt of the written policies and procedures required under Title 3, Subtitle E, Chapter 151, Section 151.402(b)(1). Tex. Finance Code § 151.402(c)(9).

11.  Acknowledge that Agent has been provided the following regulatory website addresses through which Agent can access Title 3, Subtitle E, Chapter 151 and rules adopted thereunder and the Bank Secrecy Act, the USA PATRIOT ACT, and Title 3, Subtitle Z, Chapter 271: http://www.banking.state.tx.us/sa/msb_home.htm, http://www.fincen.gov/statutes_regs/bsa/, http://www.fincen.gov/statutes_regs/patriot/, and
http://policy.ctspublish.com/txdob/lpext.dll/Infobase/division00060/sd100061.htm?fn=frame_default.htm&f=templates. Tex. Finance Code § 151.402(c)(10).

12.  Assist NetSpend in reporting to the Banking Commissioner of Texas the theft or loss of payment instruments or stored value from the Agent in Texas if the total value of the instruments or stored value exceeds $10,000. Tex. Finance Code § 151.402(d).

13.  Act only as authorized under the contract with NetSpend and in strict compliance with NetSpend’s written policies and procedures. Tex. Finance Code § 151.403(a)(1).

14.  Not commit fraud or misrepresentation or make any fraudulent or false statement or misrepresentation to NetSpend or the Banking Commissioner of Texas. Tex. Finance Code § 151.403(a)(2).

15.  Cooperate with an investigation or examination conducted by the Banking Commissioner of Texas and consent to the Banking Commissioner of Texas’s examination of Agent’s books and records. Tex. Finance Code § 151.403(a)(3).

16.  Not commit an unsafe or unsound act or practice or conduct business in an unsafe and unsound manner. Tex. Finance Code § 151.403(a)(4).

17.  Immediately upon discovery, report to NetSpend the theft or loss of payment instruments or stored value. Tex. Finance Code § 151.403(a)(5).

18.  Display on the form prescribed by the Banking Commissioner of Texas, a notice that indicates that Agent is an authorized delegate of NetSpend. Tex. Finance Code § 151.403(a)(6).

19.  Cease to provide money services as an authorized delegate of NetSpend or take other required action immediately on receipt of notice from the Banking Commissioner of Texas or NetSpend as provided by Title 3, Subtitle Z, Chapter 151, Section 151.402(e). Tex. Finance Code § 151.403(a)(7).

20.  Remit all money owed to NetSpend not later than the 10th business day after the date Agent receives the money, in accordance with the contract between NetSpend and Agent, or as directed by the Banking Commissioner of Texas. Tex. Finance Code § 151.403(b)(1)-(3).

21.  Remit all money owed to NetSpend later than the 10th business day after the date Agent receives the money only if Agent maintains on deposit with an office of a federally insured financial institution located in the United States an amount that (1) is in an account solely in the name of NetSpend; and (2) for each day by which the period before the remittance exceeds 10 business days, is not less than the outstanding obligations of NetSpend routinely incurred by the Agent on a daily basis. Tex. Finance Code § 151.403(c)(1)-(2).

22.  Hold in trust in favor of NetSpend, all money received for transmission by or for NetSpend from the time of receipt until the time the money is remitted by the Agent to NetSpend. Tex. Finance Code § 151.404(b).

23.  Not commingle the money received for transmission by or for NetSpend with the Agent’s own money or other property, except to use in the ordinary course of the Agent’s business for the purpose of making change, if the money is accounted for at the end of each business day. Tex. Finance Code § 151.404(c).

24.  In the event that the Banking Commissioner of Texas revokes NetSpend’s license under Section Title 3, Subtitle E, Chapter 151, Section 151.703, assign to the Banking Commissioner of Texas all money held in trust by Agent for the benefit of the persons to whom the related money transmission obligations are owed. Tex. Finance Code § 151.404(e).

25.  Provide NetSpend’s name and mailing address or telephone number to the consumer in connection with each money transmission transaction conducted through Agent. Tex. Finance Code § 151.405(a).

26.  Prepare, maintain, and preserve the records required by rule issued by the Banking Commissioner of Texas or reasonably requested by the Banking Commissioner of Texas. Tex. Finance Code § 151.602(c).

27.  In the event that Agent receives an emergency order, submit written certification to the Banking Commissioner of Texas, signed by the Agent, and its principals and responsible individuals, as applicable, and each person named in the order, stating that each person has received a copy of and has read and understands the order. Tex. Finance Code § 151.710(f).

28.  Issue a receipt for each transaction that contains: (i) the name of NetSpend and the business address or telephone number; (ii) the unique transaction or identification number; (iii) the date of the transaction; (iv) the amount of the transaction in United States dollars; and (v) the amount of any fee charged for the transaction. 7 TAC § 33.37(b)(2)(B)(i)-(v).

29.  Provide notice to consumers, in a method prescribed by NetSpend, of how to file complaints concerning the money transmission business. 7 TAC § 33.51(f)(1).

VIRGINIA

1.     Consent to examination by the Virginia Commissioner of Financial Institutions of the books and records of Agent as often as it is deemed to be in the public interest. Va. Code Ann. § 6.1-375(B).

2.     Comply with the provisions of Title 6.1, Chapter 12 of the Virginia Code and all other applicable state and federal laws and regulations. Va. Code Ann. § 6.1-377(i).

3.     Remit all sums owing to NetSpend in accordance with the terms of this Agreement. Va. Code Ann. § 6.1-377(ii).

4.     Permit the Virginia Commissioner of Financial Institutions to investigate or examine its business pursuant to Va. Code Ann. § 6.1-375. Va. Code Ann. § 6.1-377(iii).

5.     Not use a sub-delegate, or otherwise designate or appoint another person to sell money orders or engage in the money transmission business on behalf of NetSpend. Va. Code Ann. § 6.1-377(iv).

6.     Ensure that every money order sold by Agent bears the name of NetSpend clearly imprinted thereon as it appears on NetSpend’s license. Va. Code Ann. § 6.1-378.

WEST VIRGINIA

1.     Upon reasonable notice from Commissioner of Banking of West Virginia, consent to an on-site examination by the Commissioner of Banking of West Virginia of all books, records, papers, or other objects that the Commissioner of Banking of West Virginia determines are necessary for conducting a complete examination. W. Va. Code § 32A-2-11(a).

2.     Upon reasonable notice from Commissioner of Banking of West Virginia, consent to an examination under oath of any person officer, director, or employee of Agent. W. Va. Code § 32A-2-11(a).

3.     Consent to inspection by Commissioner of Banking of West Virginia, with or without prior notice, of the books and records of Agent when the Commissioner of Banking of West Virginia has a reasonable basis to believe Agent is not in compliance with Chapter 32A, Article 2, of the West Virginia Code. W. Va. Code § 32A-2-12(a).

4.     Unless the documents or data therefrom has been transmitted to NetSpend for recordation, preserve records relating to licensed activities for the period of time as required in Chapter 31-A, Article 4, Section 31A-4-35 of the West Virginia Code. W. Va. Code § 32A-2-14.

5.     Ensure that every check sold by Agent bears the name of NetSpend and a unique number clearly stamped or imprinted thereon. When an order for the transmission of money results in the issuance of a check, both the order and the check may bear the same number. W. Va. Code § 32A-2-15(a).

6.     Record the date on which money was received for transmission, the amount transmitted, the name of the consumer and the intended recipient, and the location to which the money was transmitted if specified by the consumer. W. Va. Code § 32A-2-15(c).

7.     Unless otherwise directed by the consumer, transmit money within three business days after the receipt of payment. W. Va. Code § 32A-2-15(c).

8.     Provide consumer with a written receipt sufficient to identify the transaction, NetSpend, and the amount. W. Va. Code § 32A-2-15(c).

9.     Maintain records required by Chapter 32A, Article 2, Section 32A-2-15 of the West Virginia Code as set forth in Section 32A-2-14, and ensure such records are available for examination by the Commissioner of Banking of West Virginia. W. Va. Code § 32A-2-15(e).

WYOMING

1.     Comply with the Bank Secrecy Act, 12 U.S.C. §1951 et seq. Wyo. Stat. § 40-22-103(d).

2.     Not authorize sub-delegates without the written consent of the Wyoming Banking Commissioner. Wyo. Stat. § 40-22-118(a)(ii).

3.     Be subject to supervision and regulation by the Wyoming Banking Commissioner. Wyo. Stat. § 40-22-118(a)(iii).

4.     Not make any fraudulent or false statement or misrepresentation to NetSpend or to the Wyoming Banking Commissioner. Wyo. Stat. § 40-22-119(a).

5.     Conduct all money transmission activities in strict accord with NetSpend’s written procedures provided to Agent. Wyo. Stat. § 40-22-119(b).

6.     Remit all money owing to NetSpend in accordance with the terms of the contract between NetSpend and Agent. Wyo. Stat. § 40-22-119(c).

Consent to inspection by the Wyoming Banking Commissioner, with or without prior notice, pursuant to Wyo. Stat. § 40-22-115. Wyo. Stat. § 40-22-119(d).